UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-09174
                                                     ---------

                             Aegis Value Fund, Inc.
               --------------------------------------------------
               (Exact name of Registrant as specified in charter)

               1100 N. Glebe Road, Suite 1040, Arlington, VA 22201
              -----------------------------------------------------
               (Address of principal executive offices) (Zip code)

     William S. Berno, 1100 N. Glebe Road., Suite 1040, Arlington, VA 22201
     -----------------------------------------------------------------------
                     (Name and address of agent for service)


       Registrant's telephone number, including area code: (703) 528-7788
                                                           --------------

                  Date of fiscal year end: 08/31
                                           -----

                  Date of reporting period: 08/31/07
                                            --------

Item 1.     Reports to Stockholders



                  ============================================






                               AEGIS / VALUE FUND




                              --------------------
                                  ANNUAL REPORT
                                 AUGUST 31, 2007
                              --------------------







                  ============================================

AEGIS / VALUE FUND
--------------------------------------------------------------------------------

                              Shareholders' Letter

                                                               October 18, 2007


To the shareholders of the Aegis Value Fund:

We are pleased to present the Aegis Value Fund's annual report for the twelve month period ended August 31, 2007.

We take this opportunity to provide a brief overview of the objectives and strategy of the Fund.

The Aegis Value Fund seeks to achieve long-term, above market returns while minimizing risk of capital loss. Our strategy is to invest in a well-researched portfolio of small-cap equities trading at a fraction of intrinsic worth. We believe the equity markets are often inefficient, and we employ a contrarian, company-focused approach, selecting each stock individually on its own merit. We purchase shares in companies when we judge share prices to be fundamentally undervalued, focusing on stocks trading at low price-to-book or price-to-cash flow ratios. Low multiple stocks are a segment of the market where academic research shows historical returns have significantly outpaced the overall market. We often invest in companies when they are misunderstood, out of favor, or neglected. We hold investments until market prices reach our estimate of intrinsic value.

Since inception of the Aegis Value Fund on May 15, 1998, performance has been strong relative to benchmark indices. The Fund has posted a cumulative gain of
236.8 percent through September 30, 2007, compared to cumulative gains of 139.2 percent in our primary small-cap benchmark, the Russell 2000 Value Index. During this period, the Russell 2000 Index of small-cap stocks posted cumulative gains of 91.8 percent, and the S&P 500 posted cumulative gains of
59.8 percent.*

For the twelve month period ended August 31, 2007, the Aegis Value Fund posted a gain of 13.6 percent, versus a gain of 6.6 percent for the Russell 2000 Value Index. The Russell 2000 Index returned 11.4 percent, while the S&P 500 Index returned 15.1 percent.


2

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                                                                   ANNUAL REPORT
                                                                 AUGUST 31, 2007
--------------------------------------------------------------------------------

                       Shareholders' Letter - (continued)

Our relative performance versus the Russell 2000 Value Index was favorably impacted by strong equity performance during the year, somewhat offset by modest absolute returns achieved on the Fund's defensive position in cash and Treasury bills. We strongly recommend that you read our Annual Advisor's Report, which provides extensive investment commentary. For those of you who do not automatically receive the Advisor's Report in the mail from your broker, it is available on our website at www.aegisvaluefund.com or by calling us at 800-528-3780. However, please be aware that the Advisor's Report is not a part of the SEC mandated Annual Report contained in this booklet.

We look forward to serving as your investment partner in the coming year.

Aegis Financial Corporation


Scott L. Barbee, CFA
Managing Director, Portfolio Manager


----------
* Aegis Value Fund's one-year, three-year, five-year, and since inception (5/15/1998) average annual returns for the period ending September 30, 2007 are 11.7%, 9.1%, 14.6%, and 13.8% respectively. Returns include reinvestment of dividends and capital gains. Russell 2000 Value Index one-year, three-year, five-year, and since inception (AVALX-5/15/1998) average annual returns for the period ending September 30, 2007 are 6.1%, 12.5%, 18.7%, and 9.8%. All historical performance returns shown in this shareholders' letter for the Aegis Value Fund Inc. are pre-tax returns. This report does not constitute an offer or solicitation of any transaction in any securities. The Aegis Value Fund is offered by prospectus only.

Investors are advised to consider the fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the Aegis Value Fund. For a prospectus and more complete information, including charges and expenses, please call 800-528-3780 or visit our website at www.aegisvaluefund.com, where an online prospectus is provided. The prospectus should be read carefully before investing.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please call 800-528-3780 to obtain performance data current to the most recent month-end.

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AEGIS / VALUE FUND
--------------------------------------------------------------------------------

                           Disclosure of Fund Expenses
                                 August 31, 2007

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested and held for the entire semi-annual period, March 1, 2007 - August 31, 2007.

Actual expenses

The table below provides information about actual account values and actual expenses.

                            Beginning                                         Expenses Paid
                          Account Value    Ending Account     Annualized      During Period
Fund                         3/1/2007     Value 8/31/2007   Expense Ratio   3/1/07-8/31/07(2)
---------------------------------------------------------------------------------------------
Aegis Value Fund
  Actual ...............   $  1,000.00    $    932.00(1)        1.3877%         $  6.76
  Hypothetical .........      1,000.00       1,018.00           1.3877%            7.06

----------
(1) The actual ending account value is based on the actual total return of the Fund for the period March 1, 2007 to August 31, 2007 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's actual expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period March 1, 2007 to August 31, 2007 was (6.8 %).

(2) Expenses are equal to the Fund's annualized expense ratio (1.39%) multiplied by the average account value over the period, multiplied by 184/365 (to reflect the period between 3/1/2007 and 8/31/2007)

Please see performance data disclosure on page 3

You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.


Hypothetical example for comparison purposes

The table above also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses

                                                                   ANNUAL REPORT
                                                                 AUGUST 31, 2007
--------------------------------------------------------------------------------

shown in the table are meant to highlight your ongoing costs only. The Fund is a pure no-load fund and does not charge any sales charges (loads), distribution or service fees, or redemption fees.


Key Statistics


[The following data represents the line graph depicted in the printed material.]

                       5/15/98  5/31/98  8/31/98  8/31/99  8/31/00  8/31/01  8/31/02  8/31/03  8/31/04  8/31/05   8/31/06   8/31/07
                       ------------------------------------------------------------------------------------------------------------
Aegis Value Fund       $10,000  $9,970   $8,210   $11,009  $11,960  $16,517  $17,755  $21,948  $25,597  $28,077   $30,119   $34,218
Rus. 2000 Val. Index   $10,000  $9,786   $7,564   $ 8,629  $ 9,811  $11,581  $10,933  $13,521  $16,157  $19,810   $22,330   $23,812


Average Annual Total Returns (As of August 31, 2007)

                                           AVALX    Rus. 2000 Val.
                                        --------------------------
Trailing 5 Year .......................     14.0%        16.9%
Trailing 3 Year .......................     10.2%        13.8%
Trailing 1 Year .......................     13.6%         6.6%
Since inception (May 15,1998) .........     14.1%         9.8%

----------
See performance data disclosure on page 3.

AEGIS / VALUE FUND
--------------------------------------------------------------------------------

Industry Breakdown

                                                    % of the Fund's
                                                      Net Assets
                                                    ---------------
Common Stock ..........................                  84.4%
  Consumer Discretionary ..............     29.8%
  Consumer Staples ....................      0.9%
  Energy ..............................      5.2%
  Financials ..........................     20.2%
  Health Care .........................      0.0%
  Industrials .........................     15.0%
  Information Technology ..............      4.2%
  Materials ...........................      8.9%
  Telecommunication Services ..........      0.2%
  Utilities ...........................      0.0%
Warrants ..............................                   0.3%
Investment Companies* .................                   4.5%
Short-Term Investments ................                  11.3%
Liabilities Less Other Assets .........                  (0.5)%
                                                        -----
  Total Net Assets ....................                 100.0%
                                                        =====

----------
*     Please refer to page 12 for further details.

6

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                                                                   ANNUAL REPORT
                                                                 AUGUST 31, 2007
--------------------------------------------------------------------------------

                        Schedule of Portfolio Investments
                                 August 31, 2007

                                                              Shares      Market Value
                                                          -----------------------------
Common Stock - 84.4%
Consumer Discretionary - 29.8%
  Auto Components - 4.8%
  Exide Technologies(1) ...............................         499,316   $   3,320,451
  Superior Industries International, Inc. .............         680,600      13,530,328
                                                                          -------------
                                                                             16,850,779
                                                                          -------------
  Automobiles - 0.5%
  Coachmen Industries, Inc. ...........................         183,500       1,211,100
  National R.V. Holdings, Inc.(1)(2) ..................         719,995         575,996
                                                                          -------------
                                                                              1,787,096
                                                                          -------------
  Distributors - 4.5%
  Audiovox Corp.(1)(2) ................................       1,055,193      11,026,767
  Handleman Co.(2) ....................................       1,381,500       5,001,030
                                                                          -------------
                                                                             16,027,797
                                                                          -------------
  Hotels, Restaurants & Leisure - 1.9%
  Archon Corp.(1) .....................................          13,000         585,000
  Bowl America, Inc. ..................................           9,481         156,437
  J. Alexander's Corp. ................................         130,620       1,704,591
  Lodgian, Inc.(1) ....................................         158,300       1,936,009
  Luby's, Inc.(1) .....................................           8,367          95,886
  Nathan's Famous, Inc.(1) ............................         132,400       2,317,000
                                                                          -------------
                                                                              6,794,923
                                                                          -------------
  Household Durables - 9.0%
  Bassett Furniture Industries, Inc.(2) ...............         626,532       7,230,179
  Beazer Homes USA, Inc. ..............................         446,800       4,722,676
  Comstock Homebuilding Companies, Inc.(1)(2) .........       1,120,385       2,845,778
  Dominion Homes, Inc.(1)(2) ..........................         768,527       1,667,704
  M/I Homes, Inc. .....................................         277,000       5,049,710
  Meritage Homes Corp.(1) .............................         426,500       7,728,180
  National Presto Industries, Inc. ....................          15,000         827,400
  WCI Communities, Inc.(1) ............................         149,900       1,397,068
                                                                          -------------
                                                                             31,468,695
                                                                          -------------
  Leisure Equipment & Products - 2.1%
  Head NV .............................................       1,881,000       7,429,950
                                                                          -------------

                                          See Notes to the Financial Statements.

AEGIS / VALUE FUND
--------------------------------------------------------------------------------

                        Schedule of Portfolio Investments
                          August 31, 2007 - (continued)

                                                              Shares      Market Value
                                                          -----------------------------
Common Stock - Continued
Consumer Discretionary - Continued
  Multiline Retail - 3.3%
  Dillard's, Inc. .....................................         262,700   $   6,236,498
  Duckwall-ALCO Stores, Inc.(1) .......................         140,100       5,270,562
                                                                          -------------
                                                                             11,507,060
                                                                          -------------
  Specialty Retail - 0.6%
  Books-A-Million, Inc. ...............................         129,108       1,719,719
  Pep Boys - Manny, Moe & Jack ........................          21,200         347,468
                                                                          -------------
                                                                              2,067,187
                                                                          -------------
  Textiles, Apparel & Luxury Goods - 3.1%
  Delta Apparel, Inc. .................................         337,700       5,852,341
  Tandy Brands Accessories, Inc. ......................         295,918       3,210,710
  Unifi, Inc.(1) ......................................         699,500       1,692,790
                                                                          -------------
                                                                             10,755,841
                                                                          -------------
  Total Consumer Discretionary ........................                     104,689,328
                                                                          -------------
Consumer Staples - 0.9%
  Food Products - 0.9%
  John B. Sanfilippo & Son, Inc.(1) ...................         325,238       3,174,323
                                                                          -------------
Energy - 5.2%
  Energy Equipment & Services - 0.1%
  Leader Energy Services Ltd.(1) ......................         696,000         208,800
                                                                          -------------
  Oil, Gas & Consumable Fuels - 5.1%
  Brigham Exploration Co.(1) ..........................         425,000       2,146,250
  Callon Petroleum Co.(1) .............................         820,000       9,946,600
  Meridian Resource Corp.(1) ..........................       2,525,000       5,858,000
                                                                          -------------
                                                                             17,950,850
                                                                          -------------
  Total Energy ........................................                      18,159,650
                                                                          -------------
Financials - 20.2%
  Capital Markets - 0.2%
  BKF Capital Group, Inc.(1) ..........................         331,200         783,288
                                                                          -------------
  Commercial Banks - 0.0%
  Citizens Bancshares Corp. ...........................           2,300          23,966
                                                                          -------------

See Notes to the Financial Statements.


8

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                                                                   ANNUAL REPORT
                                                                 AUGUST 31, 2007
--------------------------------------------------------------------------------

                        Schedule of Portfolio Investments
                          August 31, 2007 - (continued)

                                                              Shares      Market Value
                                                          -----------------------------
Common Stock - Continued
Financials - Continued
  Diversified Financial Services - 3.0%
  California First National Bancorp.(2) ...............         569,683   $   7,736,295
  Medallion Financial Corp. ...........................         250,140       2,749,039
                                                                          -------------
                                                                             10,485,334
                                                                          -------------
  Insurance - 14.2%
  Old Republic International Corp. ....................         233,200       4,241,908
  PMA Capital Corp.(1)(2) .............................       2,300,516      23,120,185
  Quanta Capital Holdings Ltd.(1) .....................       2,652,613       7,135,529
  Safety Insurance Group, Inc. ........................          50,000       1,707,000
  SCPIE Holdings, Inc.(1) .............................         390,826       7,621,107
  Specialty Underwriters' Alliance, Inc.(1)(2) ........         832,330       5,967,806
                                                                          -------------
                                                                             49,793,535
                                                                          -------------
  Real Estate Investment Trusts - 0.8%
  BRT Realty Trust ....................................          20,000         423,400
  Friedman, Billings, Ramsey Group, Inc. Class A ......         440,000       2,063,600
  Luminent Mortgage Capital, Inc. .....................         120,000         211,200
  Vestin Realty Mortgage I, Inc. ......................          18,809          99,688
                                                                          -------------
                                                                              2,797,888
                                                                          -------------
  Real Estate Management & Development - 1.2%
  Consolidated-Tomoka Land Co. ........................           5,900         405,507
  MI Developments, Inc. ...............................         123,000       3,886,800
                                                                          -------------
                                                                              4,292,307
                                                                          -------------
  Thrifts & Mortgage Finance - 0.8%
  B of I Holding, Inc.(1) .............................         305,183       2,233,940
  Beverly Hills Bancorp Inc. ..........................          64,456         398,983
  First Federal of Northern Michigan Bancorp, Inc. ....          34,540         276,320
                                                                          -------------
                                                                              2,909,243
                                                                          -------------
  Total Financials ....................................                      71,085,561
                                                                          -------------
Health Care - 0.0%
  Health Care Providers & Services - 0.0%
  OCA, Inc.(1)(3) .....................................         579,400               0
                                                                          -------------

                                          See Notes to the Financial Statements.

AEGIS / VALUE FUND
--------------------------------------------------------------------------------


                        Schedule of Portfolio Investments
                          August 31, 2007 - (continued)

                                                              Shares      Market Value
                                                          -----------------------------
Common Stock - Continued
Industrials - 15.0%
  Aerospace/Defense - 0.6%
  Allied Defense Group, Inc.(1) .......................         368,651   $   1,658,930
  Sypris Solutions, Inc. ..............................          35,008         284,265
                                                                          -------------
                                                                              1,943,195
                                                                          -------------
  Airlines - 6.0%
  Air France-KLM-ADR(4) ...............................          96,700       4,019,819
  Frontier Airlines Holdings, Inc.(1) .................         275,804       1,635,518
  MAIR Holdings, Inc.(1)(2) ...........................       1,210,922       7,640,918
  Mesa Air Group, Inc.(1) .............................       1,384,309       7,807,503
                                                                          -------------
                                                                             21,103,758
                                                                          -------------
  Machinery - 6.8%
  Quipp, Inc.(2) ......................................          78,300         352,350
  Tecumseh Products Co., Class A(1)(2) ................       1,025,881      17,696,446
  Tecumseh Products Co., Class B(1)(2) ................         411,321       6,173,928
                                                                          -------------
                                                                             24,222,724
                                                                          -------------
  Marine - 1.1%
  International Shipholding Corp.(1) ..................         176,897       3,753,754
                                                                          -------------
  Road & Rail - 0.4%
  Covenant Transport, Inc.(1) .........................         226,321       1,430,349
                                                                          -------------
  Trading Companies & Distributors - 0.1%
  Huttig Building Products, Inc.(1) ...................          69,100         415,291
                                                                          -------------
  Total Industrials ...................................                      52,869,071
                                                                          -------------
Information Technology - 4.2%
  Internet Software & Services - 0.0%
  LQ Corp., Inc.(1) ...................................          52,115          47,425
                                                                          -------------
  IT Services - 0.1%
  Technology Solutions Co.(1) .........................          41,429         190,573
                                                                          -------------
  Semiconductors & Semiconductor Equipment - 4.1%
  ChipMOS TECHNOLOGIES Bermuda LTD.(1) ................         472,600       2,986,832
  Spansion, Inc.(1) ...................................       1,265,200      11,513,320
                                                                          -------------
                                                                             14,500,152
                                                                          -------------
  Total Information Technology ........................                      14,738,150
                                                                          -------------

See Notes to the Financial Statements.


10


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                                                                   ANNUAL REPORT
                                                                 AUGUST 31, 2007
--------------------------------------------------------------------------------

                       Schedule of Portfolio Investments
                         August 31, 2007 - (continued)

                                                              Shares      Market Value
                                                          -----------------------------
Common Stock - Continued
Materials - 8.9%
  Chemicals - 2.9%
  American Pacific Corp.(1)(2) ........................         665,768   $  10,352,693
  Terra Industries, Inc.(1) ...........................           1,300          33,761
                                                                          -------------
                                                                             10,386,454
                                                                          -------------
  Containers & Packaging - 1.1%
  Mod-Pac Corp.(1)(2) .................................         159,725       1,570,097
  Peak International Ltd.(1)(2) .......................         881,401       2,177,060
                                                                          -------------
                                                                              3,747,157
                                                                          -------------
  Metals & Mining - 2.6%
  Amerigo Resources Ltd. ..............................         447,000       1,045,980
  Northern Orion Resources, Inc.(1) ...................          28,400         134,616
  Olympic Steel, Inc. .................................          12,842         313,730
  Ryerson Tull, Inc. ..................................         232,900       7,764,886
                                                                          -------------
                                                                              9,259,212
                                                                          -------------
  Paper & Forest Products - 2.3%
  Canfor Corp.(1) .....................................         690,900       8,069,712
  Pope & Talbot, Inc.(1) ..............................          27,721           6,930
                                                                          -------------
                                                                              8,076,642
                                                                          -------------
  Total Materials .....................................                      31,469,465
                                                                          -------------
Telecommunication Services - 0.2%
  Diversified Telecommunication - 0.2%
  IDT Corp. ...........................................          10,000          82,700
  IDT Corp. Class B ...................................          86,000         774,000
  Integrated Telecom Express, Inc.(1)(3) ..............         308,300           3,083
                                                                          -------------
                                                                                859,783
                                                                          -------------
Utilities - 0.0%
  Electric Utilities - 0.0%
  Commerce Energy Group, Inc.(1) ......................          86,000         161,680
                                                                          -------------
Total Common Stock
(Cost $299,052,330) ...................................                     297,207,011
                                                                          -------------


                                          See Notes to the Financial Statements.

AEGIS / VALUE FUND
--------------------------------------------------------------------------------

                       Schedule of Portfolio Investments
                         August 31, 2007 - (continued)

                                                              Shares      Market Value
                                                          -----------------------------
Warrants - 0.3%
  Air France ADW 11/05/07(1) ..........................         101,200   $   1,047,420
                                                                          -------------
Total Warrants
(Cost $159,896) .......................................                       1,047,420
                                                                          -------------
Investment Companies - 4.5%
  Canfor Pulp Income Fund .............................          79,349         996,623
  Federated Prime Obligations Fund, 4.97% .............      14,857,865      14,857,865
                                                                          -------------
Total Investment Companies
(Cost $15,169,247) ....................................                      15,854,488
                                                                          -------------
                                                            Principal
                                                              Value
                                                          -------------
Short-Term Investments - 11.3%
  U.S. Treasury Bill 11/01/07 (2.80% Discount Rate) ...   $  10,000,000   $   9,952,556
  U.S. Treasury Bill 9/06/07 (4.68% Discount Rate) ....      15,000,000      14,990,249
  U.S. Treasury Bill 9/27/07 (4.64% Discount Rate) ....      15,000,000      14,949,734
                                                                          -------------
Total Short-Term Investments
(Cost $39,892,539) ....................................                      39,892,539
                                                                          -------------
Total Investments - 100.5%
(Cost $354,274,012) ...................................                     354,001,458
Liabilities less other Assets - (0.5)% ................                      (1,719,554)
                                                                          -------------
Net Assets - 100.0% ...................................                   $ 352,281,904
                                                                          =============

----------
(1)   Non-income producing securities

(2) Affiliated Company - The fund is owner of more than 5% of the outstanding voting securities. See Notes to the Financial Statements for additional information on Investments in Affiliated Companies.

(3) Company is in liquidation and security is being fair valued according to policies and procedures approved by the Aegis Value Fund board of directors.

(4)   ADR - American Depositary Receipt

See Notes to the Financial Statements.

                                                                   ANNUAL REPORT
                                                                 AUGUST 31, 2007
--------------------------------------------------------------------------------

                       Statement of Assets and Liabilities
                                 August 31, 2007

Assets
  Investments in unaffiliated companies/securities at market value (cost $234,596,821) ...  $242,866,226
  Investments in affiliated companies*/securities at market value (cost $119,677,191) ....   111,135,232
                                                                                            ------------
  Total investment securities at market value (cost $354,274,012) ........................   354,001,458
  Cash ...................................................................................           141
  Receivable for fund shares sold ........................................................        24,122
  Receivable for investment securities sold ..............................................       236,258
  Interest and dividends receivable ......................................................       828,908
  Prepaid assets .........................................................................        42,032
                                                                                            ------------
    Total assets .........................................................................   355,132,919
                                                                                            ------------
Liabilities
  Payable for investment securities purchased ............................................     1,277,636
  Payable for fund shares redeemed .......................................................     1,091,356
  Payable to Investment Advisor ..........................................................       379,716
  Other payables .........................................................................       102,307
                                                                                            ------------
    Total liabilities ....................................................................     2,851,015
                                                                                            ------------
Net Assets ...............................................................................  $352,281,904
                                                                                            ============
Net assets consist of:
  Paid-in capital ........................................................................  $335,804,297
  Undistributed net investment income ....................................................     2,356,265
  Accumulated net realized gain ..........................................................    14,393,896
  Net unrealized depreciation ............................................................      (272,554)
                                                                                            ------------
Net assets ...............................................................................  $352,281,904
                                                                                            ============
Capital Shares
  Authorized (Par value $0.001 per share) ................................................   100,000,000
                                                                                            ============
  Outstanding ............................................................................    24,238,106
                                                                                            ============
Net asset value per share                                                                   $      14.53
                                                                                            ============

----------
*     Please refer to Note 6 for additional details

                                          See Notes to the Financial Statements.

AEGIS / VALUE FUND
--------------------------------------------------------------------------------

                             Statement of Operations
                       For the Year Ended August 31, 2007


Investment Income
  Dividends from unaffiliated companies* ..................................  $   2,730,816
  Dividends from affiliated companies .....................................        856,019
  Interest income .........................................................      5,243,452
                                                                             -------------
    Total investment income ...............................................      8,830,287
                                                                             -------------
Expenses
  Investment advisory fees ................................................      4,804,393
  Fund servicing fees .....................................................        380,293
  Legal fees ..............................................................        105,000
  Printing and postage fees ...............................................         70,000
  Transfer agent & custody fees ...........................................         57,351
  Registration fees .......................................................         30,426
  Insurance fees ..........................................................         26,718
  Audit fees ..............................................................         22,000
  Director fees ...........................................................         15,750
  Miscellaneous fees ......................................................         10,370
                                                                             -------------
    Net expenses ..........................................................      5,522,301
                                                                             -------------
Net investment income .....................................................      3,307,986
                                                                             -------------
Realized and unrealized gain/(loss) on investments
Net realized gain on investments - unaffiliated companies .................     65,005,250
Net realized (loss) on investments - affiliated companies .................    (39,395,416)
Change in unrealized depreciation of investments - unaffiliated companies      (18,198,214)
Change in unrealized appreciation of investments - affiliated companies ...     39,169,602
                                                                             -------------
Net realized and unrealized gain on investments ...........................     46,581,222
                                                                             -------------
Net increase in net assets resulting from operations ......................  $  49,889,208
                                                                             =============

----------
*     Net of foreign tax withholding of $53,178.

See Notes to the Financial Statements.

                                                                   ANNUAL REPORT
                                                                 AUGUST 31, 2007
--------------------------------------------------------------------------------

                       Statements of Changes in Net Assets
                         For the Years Ended August 31st


                                                                         2007              2006
                                                                    --------------------------------
Increase in net assets from operations
  Net investment income ..........................................  $    3,307,986    $    4,080,700
  Net realized gain from investments .............................      25,609,834       129,839,294
  Change in unrealized appreciation/(depreciation) ...............      20,971,388      (102,482,282)
                                                                    --------------------------------
    Net increase in net assets resulting from operations .........      49,889,208        31,437,712
                                                                    --------------------------------
Distributions
  Net investment income ..........................................      (2,700,146)       (5,250,475)
  Net realized capital gains .....................................    (104,913,848)      (46,148,914)
                                                                    --------------------------------
    Total distributions to shareholders ..........................    (107,613,994)      (51,399,389)
                                                                    --------------------------------
Capital share transactions*
  Subscriptions ..................................................      78,894,823        31,713,238
  Distributions reinvested .......................................     100,860,238        47,217,395
  Redemptions ....................................................    (163,582,559)     (341,031,958)
                                                                    --------------------------------
    Total capital share transactions .............................      16,172,502      (262,101,325)
                                                                    --------------------------------
  Net decrease in net assets .....................................     (41,552,284)     (282,063,002)
  Net assets at beginning of year ................................     393,834,188       675,897,190
                                                                    --------------------------------
  Net assets at end of year ......................................  $  352,281,904    $  393,834,188
                                                                    ================================
  Undistributed net investment income at end of year .............  $    2,356,265    $    1,748,633
                                                                    ================================
  * - Share information
  Subscriptions ..................................................       5,044,683         1,783,813
  Distributions reinvested .......................................       7,148,139         2,844,421
  Redemptions ....................................................     (10,182,813)      (19,202,271)
                                                                    --------------------------------
    Net increase/(decrease) in shares ............................       2,010,009       (14,574,037)
                                                                    ================================

                                          See Notes to the Financial Statements.

AEGIS / VALUE FUND
--------------------------------------------------------------------------------

                              Financial Highlights

The table below sets forth financial data for a share outstanding in the Fund throughout each year presented:

                                                                              For the Years Ended August 31st
                                                        ---------------------------------------------------------------------------
                                                            2007            2006            2005            2004            2003
                                                        ---------------------------------------------------------------------------
Per share data:
Net asset value - beginning of year ..................  $     17.72     $     18.37     $     17.56     $     15.44     $     12.99
                                                        ---------------------------------------------------------------------------
Income from investment operations:
  Net investment income/(loss) .......................         0.16            0.19            0.08           (0.06)           0.04
  Net realized and unrealized gains on
    investments ......................................         2.09            1.02            1.60            2.59            2.92
                                                        ---------------------------------------------------------------------------
    Total from investment operations .................         2.25            1.21            1.68            2.53            2.96
                                                        ---------------------------------------------------------------------------
Less distributions to shareholders from:
  Net investment income ..............................        (0.14)          (0.19)           0.00           (0.01)          (0.02)
  Net realized capital gains .........................        (5.30)          (1.67)          (0.87)          (0.40)          (0.49)
                                                        ---------------------------------------------------------------------------
    Total distributions ..............................        (5.44)          (1.86)          (0.87)          (0.41)          (0.51)
                                                        ---------------------------------------------------------------------------
Net asset value - end of year ........................  $     14.53     $     17.72     $     18.37     $     17.56     $     15.44
                                                        ===========================================================================
Total investment return ..............................        13.61%           7.27%           9.70%          16.60%          23.70%
Ratios (to average net assets)/ supplemental data:
Expenses after reimbursement/recapture and fees
  paid indirectly(1) .................................         1.38%           1.41%           1.41%           1.50%           1.50%
Expenses before reimbursement/recapture and
  fees paid directly .................................         1.38%           1.42%           1.41%           1.51%           1.56%
Net investment income/(loss) .........................         0.83%           0.83%           0.39%          (0.34)%          0.31%
Portfolio turnover ...................................           56%             18%             29%             27%             15%
Net assets at end of year (000's) ....................  $   352,282     $   393,834     $   675,897     $   702,237     $   294,199

----------
(1) Ratio after expense reimbursements/recapture, before fees paid indirectly, is 1.38% in 2007, 1.42% in 2006, 1.42% in 2005, 1.50% in 2004
      and 1.51% in 2003.


See Notes to the Financial Statements.

                                                                   ANNUAL REPORT
                                                                 AUGUST 31, 2007
--------------------------------------------------------------------------------

                          Notes to Financial Statements
                                 August 31, 2007

1. The Organization

Aegis Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified open-end management company. The Fund was incorporated October 22, 1997 in the State of Maryland and commenced operations May 15, 1998. The Fund's principal investment goal is to seek long-term capital appreciation by investing primarily in common stocks that are believed to be significantly undervalued relative to the market based on a company's book value, revenues, or cash flow. Refer to a current Prospectus for additional information about the Fund.

2. Summary of Significant Accounting Policies

Security valuation. Investments in securities traded on a national securities exchange (or reported on the NASDAQ National Market) are stated at the last reported sales price or a market's official close price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last close price, or the average of bid and ask price for NASDAQ National Market securities. Short-term notes are stated at amortized cost, which is equivalent to value. Restricted securities, securities for which market quotations are not readily available, and securities with market quotations the Advisor does not believe are reflective of market value are valued at fair value as determined by the Advisor under the supervision of the Board of Directors. The valuation assigned to fair valued securities for purposes of calculating the Fund's NAV may differ from the security's most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

Federal income and excise taxes. The Fund's policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all investment company taxable income and net capital gain to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax provision is required.

Distributions to shareholders. Distributions to Fund shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, if any, will be distributed to shareholders at least annually. The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense, and gain/(loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

AEGIS / VALUE FUND
--------------------------------------------------------------------------------

                          Notes to Financial Statements
                                 August 31, 2007

2. Summary of Significant Accounting Policies - (continued)

Use of estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Other. The Fund records security transactions based on the trade date. Gains and losses on security transactions are determined on a specific identification basis. Divided income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis and includes accretion of discounts and amortization of premiums. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. Advisory Fees and Other Transactions with Affiliates

The Fund entered into an investment management and advisory services agreement (the "Agreement") with Aegis Financial Corporation, (the "Advisor") that provides for fees to be computed at an annual rate of 1.20% of the Fund's average daily net assets. The Agreement provides for an expense reimbursement from the Advisor if the Fund's expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities, and extraordinary expenses, exceed 1.50% of the Fund's average daily net assets. The Agreement shall remain in force through March 31, 2008. Either party may terminate the Agreement anytime upon sixty (60) days written notice to the other party. During the year ended August 31, 2007, there were no Advisor reimbursements.


As part of the expense limitation agreement, the Fund has agreed to repay the Advisor for amounts waived or reimbursed by the Advisor provided that such repayment does not cause the Fund's expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities, and extraordinary expenses, to exceed 1.50% and the repayment is made within three years after the year in which the Advisor incurred the expense. There are no allowable recapturable amounts as of August 31, 2007.

                                                                   ANNUAL REPORT
                                                                 AUGUST 31, 2007
--------------------------------------------------------------------------------

                          Notes to Financial Statements
                                 August 31, 2007

3. Advisory Fees and Other Transactions with Affiliates - (continued)

Certain officers and directors of the Fund are also officers and directors of the Advisor. The Fund pays each director not affiliated with the Advisor fees in cash or Fund shares of $1,000 for each attended board meeting and $500 for each attended committee meeting.

4. Investment Transactions

Purchases and sales of long-term investment securities (excluding short-term investments) were $164,240,164 and $217,860,577, respectively, for the year ended August 31, 2007.


5. Distributions to Shareholders and Tax Components of Net Assets

At August 31, 2007, gross unrealized appreciation and depreciation of investments, based on cost of federal income tax purposes were as follows:

    Cost of investments ...................   $ 355,140,890
                                              =============
    Gross unrealized appreciation .........   $  55,468,657
    Gross unrealized depreciation .........   $ (56,608,089)
                                              -------------
      Net unrealized depreciation .........   $  (1,139,432)
                                              =============

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.


The tax character of distributions paid during the tax years ended August 31, 2007 and 2006 were as follows:

                                             2007           2006
                                         ---------------------------
    Distribution paid from:
      Ordinary income .................  $ 20,610,105    $ 7,737,542
      Long-term capital gains .........    87,003,889     43,661,847
                                         ---------------------------
        Total distributions ...........  $107,613,994    $51,399,389
                                         ===========================

For the tax year ended August 31, 2007, the components of net assets on a tax basis were as follows:

    Undistributed ordinary income ..................  $  9,901,609
    Undistributed long-term gains ..................     7,715,430
                                                      ============
    Tax accumulated earnings .......................    17,617,039
    Unrealized depreciation on investments .........    (1,139,432)
                                                      ------------
      Total accumulated earnings ...................  $ 16,477,607
                                                      ============

AEGIS / VALUE FUND
--------------------------------------------------------------------------------

                          Notes to Financial Statements
                                 August 31, 2007

5. Distributions to Shareholders and Tax Components of Net Assets - (continued)

Primarily as a result of the deduction of equalization debits for tax purposes, on August 31, 2007, accumulated net realized gain was decreased by $3,995,097, undistributed net investment income was decreased by $208, and additional paid-in capital was increased by $3,995,305. This reclassification had no effect on the net assets of the Fund.

6. Investments in Affiliated Companies

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Companies which are affiliates of the Fund at year-end are noted in the Fund's schedule of portfolio investments. Transactions during the year with companies which are or were affiliates are as follows:

                                                 Value                                     Dividends
                                               Beginning                      Sales         Credited      Value End
                                               of Period      Purchases      Proceeds      to Income      of Period
                                             ------------------------------------------------------------------------
Alliance One International, Inc.* ........   $ 27,253,682   $         --   $ 45,527,901   $         --   $         --
Allied Defense Group, Inc.* ..............      4,874,733      1,088,185             --             --      1,658,930
American Pacific Corp. ...................      4,660,211             --         77,273             --     10,352,693
Audiovox Corp. ...........................     15,169,809        376,811         93,277             --     11,026,767
Bassett Furniture Industries, Inc. .......      7,360,606      2,981,996             --        420,712      7,230,179
California First National Bancorp ........      7,982,576             --          7,539        262,054      7,736,295
Comstock Homebuilding Companies,
  Inc ....................................             --      3,884,924             --             --      2,845,778
CPAC, Inc.* ..............................      2,100,302             --      3,187,300         25,793             --
Delta Woodside Industries, Inc.* .........         68,592             --          1,343             --             --
Dominion Homes, Inc. .....................      4,633,000             --        159,371             --      1,667,704
Enesco Group, Inc.* ......................        309,393             --         19,737             --             --
Handleman Co. ............................      3,243,838      5,605,583             --        131,800      5,001,030
MAIR Holdings, Inc. ......................      6,139,375             --             --             --      7,640,918
Marsh Supermarkets, Inc.* ................      2,709,559             --      2,727,950             --             --
MIIX Group, Inc.* ........................          6,840             --          2,260             --             --
Mod-Pac Corp. ............................        240,617      1,430,940             --             --      1,570,097
National R.V. Holdings, Inc. .............      2,224,440        330,683             --             --        575,996
Peak International Ltd. ..................             --      2,435,620             --             --      2,177,060
PMA Capital Corp. ........................     25,897,807             --      4,503,468             --     23,120,185

                                                                   ANNUAL REPORT
                                                                 AUGUST 31, 2007
--------------------------------------------------------------------------------

                          Notes to Financial Statements
                                 August 31, 2007

6. Investments in Affiliated Companies - (continued)

                                                 Value                                     Dividends
                                               Beginning                      Sales         Credited      Value End
                                               of Period      Purchases      Proceeds      to Income      of Period
                                             ------------------------------------------------------------------------
Pope & Talbot, Inc.* .....................   $  4,857,050   $    152,653   $    280,173   $         --   $      6,930
Quaker Fabric Corp.* .....................      2,464,000         86,440        106,140             --             --
Quipp, Inc. ..............................        630,315             --             --         15,660        352,350
SCPIE Holdings, Inc.* ....................     12,457,677             --      3,406,708             --      7,621,107
Sea Containers Ltd.* .....................      4,885,356             --        875,946             --             --
Specialty Underwriters' Alliance, Inc. ...      3,016,466      3,312,868             --             --      5,967,806
Tecumseh Products Co., Class A ...........             --     12,110,807         68,527             --     17,696,446
Tecumseh Products Co., Class B ...........             --      5,739,922             --             --      6,173,928
                                             ------------------------------------------------------------------------
Total ....................................   $143,186,244   $ 39,537,432   $ 61,044,913   $    856,019   $120,422,199
                                             ========================================================================

----------
*     No longer affiliated as of August 31, 2007.


7. Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax provisions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for the fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the date of effectiveness. The fund is required to implement FIN 48 no later than February 29, 2008. Management continues to evaluate the application of FIN 48 to the Fund, and is not in a position to estimate the significance of its impact, if any, on the Fund's financial statements at this time.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements." The Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity

AEGIS / VALUE FUND
--------------------------------------------------------------------------------

                          Notes to Financial Statements
                                 August 31, 2007

7. Recent Accounting Pronouncements - (continued)

(observable inputs) and (2) the reporting entity's own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). The statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the fiscal year in which this Statement is initially applied. Management has recently begun to evaluate the application of the Statement to the Fund, and is not in a position at this time to evaluate the significance of its impact, if any, on financial statements of the Fund.

--------------------------------------------------------------------------------

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
Aegis Value Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Aegis Value Fund, Inc., including the schedule of portfolio investments, as of August 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended August 31, 2003 have been audited by other auditors, whose report dated October 24, 2003 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2007 by correspondence with the custodian and brokers. Where brokers have not replied to our confirmation requests, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aegis Value Fund, Inc. as of August 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



                               /s/ BRIGGS, BUNTING & DOUGHERTY, LLP
                               ------------------------------------
                                   BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania
October 18, 2007

AEGIS / VALUE FUND
--------------------------------------------------------------------------------

                            Directors and Officers

                                                           Business Experience and Directorship
Name, Age, and Address                Position                   During the Past 5 Years
---------------------------------   ------------   ----------------------------------------------------
William S. Berno* (53)              President,     President and Managing Director of Aegis Finan-
1100 North Glebe Road               Director       cial Corporation since 1994; President and
Suite 1040                                         Trustee of the Aegis Funds since 2003; President
Arlington, Virginia 22201                          and Director of the Fund since 1997.

Scott L. Barbee* (36)               Treasurer,     Treasurer and Managing Director of Aegis Finan-
1100 North Glebe Road               Director       cial Corporation since 1997; Secretary of Aegis
Suite 1040                                         Financial Corporation since 2007; Treasurer and
Arlington, Virginia 22201                          Trustee of the Aegis Funds since 2003; Treasurer
                                                   and Director of the Fund since 1997; Secretary of
                                                   each Fund since 2006.

David A. Giannini (54)              Director       Institutional equity sales and research with Scars-
30 Rockefeller Plaza                               dale Equities since 2006; Institutional equity sales
Suite 4250                                         and research with Sanders Morris Harris,
New York, NY 10112                                 1997-2006; Trustee of the Aegis Funds since
                                                   2006; Director of the Fund since 2006.

Eskander Matta (37)                 Director       Senior VP of Internet Services Group, Wells
Wells Fargo & Co.                                  Fargo & Co. since 2002; Director of Strategic
550 California Street 2nd Floor                    Consulting with Cordiant Communications,
San Francisco, California 94111                    2001-2002; Trustee of the Aegis Funds since
                                                   2003; Director of the Fund since 1997.

V. Scott Soler (38)                 Director       Managing Director of Quantum Energy Partners
Quantum Energy Partners                            since 2006; Research Analyst and Managing
777 Walker Street Suite 2530                       Director of Morgan Stanley 1996-2006.
Houston, Texas 77002

----------
* Indicates persons who are affiliated with Aegis Financial Corporation, the Fund's investment advisor, and are therefore considered to be "interested persons" under the Investment Company Act of 1940, Section
      (2)(a).

The Fund's Statement of Additional Information includes additional information about Fund directors and is available, without charge, by calling the Fund's toll-free phone number, (800) 528-3780.

                                                                   ANNUAL REPORT
                                                                 AUGUST 31, 2007
--------------------------------------------------------------------------------

                                Other Information
                                   (Unaudited)


Shareholder Tax Information:

For the year ended August 31, 2007, 26.59% of dividends paid from net investment income including short-term capital gains, qualifies for the dividends received deduction available to corporate shareholders of the Fund.

For the year ended August 31, 2007, 30.45% of dividends paid from net investment income, including short-term capital gains from the Fund is designated as qualified dividend income.

The Fund hereby designates approximately $91,073,085 as capital gain dividends, or, if subsequently determined to be different, the net capital gain of such year, for the purpose of the dividends paid deduction, which includes $4,069,196 of earnings and profits distributed to shareholders on redemptions. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes.

Fund Holdings:

The complete schedules of Fund holdings for the second and fourth quarters of each fiscal year are contained in the Fund's semi-annual and annual shareholder reports, respectively. The Fund files complete schedules of Fund holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund's Form N-Q are available without charge, upon request, by contacting the Fund at 1-800-528-3780 and on the SEC's website at http://www.sec.gov. You may also review and copy Form N-Q at the SEC's Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

Code of Ethics:

The Fund has adopted a code of ethics applicable to its principal executive officer and principal financial officer. A copy of this code is available without charge, by calling the Fund at 800-528-3780.

Proxy Voting:

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, by calling the Fund at 800-528-3780. Information regarding how the Fund voted proxies, if any, relating to portfolio securities during the most recent 12-month period ended June 30, 2007 is available upon request, without charge, by calling 800-528-3780. The Fund's proxy voting policies and procedures and voting record are also available on the Commission's website at http://www.sec.gov.

AEGIS / VALUE FUND
--------------------------------------------------------------------------------

                          Other Information - Continued
                                   (Unaudited)

Special Meeting of Shareholders:

A joint special meeting of shareholders of the Fund, along with shareholders of the Aegis Funds, Inc., was held April 20, 2007 in Washington, DC. At the meeting, shareholders of the Fund were asked to elect two individuals to the Fund's Board, and shareholders were also asked to approve the Fund's New Advisory Agreement.

Mr. David A. Giannini and Mr. V. Scott Soler, nominees to the Board, were elected by shareholders to the Fund's Board. Mr. Giannini and Mr. Soler received votes in favor from 20,044,891 and 20,032,021 shares respectively (including 7,016,630 broker non-votes on behalf of each candidate), zero shares voted against, and 815,842 and 828,712 shares abstaining respectively.

Mr. William S. Berno, Mr. Scott L. Barbee and Mr. Eskander Matta, elected by shareholders in 2003, continue to serve as Directors of the Fund.

Shareholders approved the New Advisory Agreement, with 12,779,354 shares voted in favor, 389,465 shares voted against and 675,284 shares abstaining.

                  ============================================


                               AEGIS / VALUE FUND

                           c/o UMB Fund Services, Inc.
                                  P.O. Box 2175
                         Milwaukee, Wisconsin 53201-2175
                              Phone: (800) 528-3780
                             www.aegisvaluefund.com


                               Board of Directors
                                 Scott L. Barbee
                                William S. Berno
                                David A. Giannini
                                 Eskander Matta
                                 V. Scott Soler


                                    Officers
              William S. Berno, President/Chief Compliance Officer
                      Scott L. Barbee, Treasurer/Secretary


                               Investment Advisor
                           Aegis Financial Corporation
                        1100 North Glebe Road, Suite 1040
                            Arlington, Virginia 22201


                                    Custodian
                                 UMB Bank, n.a.
                               928 Grand Boulevard
                           Kansas City, Missouri 64106


                              Independent Auditors
                        Briggs, Bunting & Dougherty, LLP
                        Two Penn Center Plaza, Suite 820
                      Philadelphia, Pennsylvania 19102-1732


                                     Counsel
                              Seward & Kissel, LLP
                         1200 G Street, N.W., Suite 350
                             Washington, D.C. 20005


                  ============================================

Item 2.     Code of Ethics

(a)The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party. A copy of the code is attached.

(b)There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrants principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(c)The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrants principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

Item 3.      Audit Committee Financial Expert

(a)(1) The Registrant's board of directors has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.

(a)(2)Not applicable.

(a)(3) The Registrant's board of directors has determined that an audit committee financial expert is unnecessary at this time. The Registrants Audit Committee has determined that it will retain the services of an independent expert when and if such need arises.

Item 4.     Principal Accountant Fees and Services

(a) AUDIT FEES: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $19,000 in 2007 and $18,500 in 2006.

(b) AUDIT-RELATED FEES: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant financial statements and are not reported under paragraph (a) of this Item are NONE.

(c) TAX FEES: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $2,000 in 2007 and $2,000 in 2006.

Tax Fees represent tax compliance services and tax consultation provided in connection with the preparation of the Registrants federal income tax and excise tax returns and compliance with IRS regulations.

(d) ALL OTHER FEES: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are NONE in 2007 and NONE in 2006.

(e)(1) Disclose the audit committee pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

      Audit Committee Pre-Approval Policy. The Audit Committee's policies and procedures require the pre-approval of all audit and non-audit services provided to the Registrant by the independent registered public accounting firm. The Audit Committee's policies and procedures also require pre-approval of all audit and non-audit services provided to the Registrant's investment adviser and any entity affiliated with the adviser to the extent that these services are directly related to the operations or financial reporting of the Registrant. All services described in this Item 4 performed during 2006 and 2007 were pre-approved by the Audit Committee.

(e)(2) The percentage of services described in each of paragraphs (b) through
(d) of this Item that were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

      (b) Not applicable

      (c) 100%

      (d) 100%

(f) The percentage of hours expended on the principal accountant s engagement to audit the registrant s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant s full-time, permanent employees was NONE.

(g) The aggregate non-audit fees billed by the registrant s accountant for services rendered to the registrant, and rendered to the registrant s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was NONE in 2007 and $14,000 in 2006.

(h) The registrant s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant s independence.

Item 5.     Audit Committee of Listed Registrants

            Not applicable.

Item 6.     Schedule of Investments

            The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

            Not applicable.

Item 8.     Portfolio Managers of Closed-End Management Investment Companies

            Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

            Not applicable.

Item 10.    Submission of Matters to a Vote of Security Holders

            Not applicable.

Item 11 -   Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the last fiscal half-year (the registrant second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.    Exhibits

(a)(1) Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) (Exhibits (a) and (b)).

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940, as amended, that was sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

            Not applicable.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) - Filed as an attachment to this filing (Exhibits (c) and (d)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aegis Value Fund, Inc.

By: /s/ William S. Berno
    -------------------------------
        William S. Berno, President

Date: October 31, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ William S. Berno
    -------------------------------
        William S. Berno, President

Date: October 31, 2007


By: /s/ Scott L. Barbee
    -------------------------------
        Scott L. Barbee, Treasurer

Date: October 31, 2007